                       COGNITRONICS CORPORATION
                          3 CORPORATE DRIVE
                   DANBURY, CONNECTICUT 06810-4130




               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             MAY 11, 2000



TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cognitronics Corporation (the "Company") will be held at the offices of the Company, at 3 Corporate Drive, Danbury, Connecticut on May 11, 2000, at 10:00 a.m., for the following purposes:

   1. To elect seven directors to the Board of Directors.

   2. To approve the adoption of an amendment to the Company's Certificate of Incorporation increasing the authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000.

   3. To approve the Company's 1990 Stock Option Plan, as amended, including an increase in the number of shares reserved for issuance thereunder by 250,000.

   4. To approve the Company's Restricted Stock Plan, as amended, including an increase in the number of shares reserved for issuance thereunder by 40,000.

   5. To approve the Company's Directors' Stock Option Plan, as amended.

   6. To approve the selection of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 2000.

   7. To conduct such other business as may properly come before the meeting, including any adjournment thereof.

Only holders of Common Stock of the Company of record at the close of business on March 31, 2000 will be entitled to vote at the meeting or any adjournment thereof.

                                     A proxy statement and proxy are enclosed.

                                                      Harold F. Mayer
                                                         Secretary
April 20, 2000

                        YOUR VOTE IS IMPORTANT
YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                       COGNITRONICS CORPORATION

                            APRIL 20, 2000

                    ANNUAL MEETING OF STOCKHOLDERS
                             MAY 11, 2000

                           PROXY STATEMENT

  This proxy statement is furnished to the stockholders of Cognitronics Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held at the principal office of the Company at 3 Corporate Drive, Danbury, Connecticut 06810-4130 on May 11, 2000, at 10:00 a.m. and any adjournment thereof (the "Annual Meeting").

  The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Execution of the proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person, and stockholders giving proxies may revoke them at any time before they are exercised by a written revocation or by a duly exercised proxy bearing a later date delivered to the Secretary of the Company. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting as set forth in the proxies or, if no choice is indicated, in favor of each of the proposals outlined below. Should any matter other than those indicated herein properly come before the Annual Meeting for a vote (including any adjournment), the persons designated as proxies will vote thereon in accordance with their best judgment. If any proposal has not received sufficient votes for approval at the Annual Meeting, management will consider one or more adjournments to permit additional voting on the proposal.

  The owners of Common Stock have all voting rights with respect to matters to come before the Annual Meeting. Each share of Common Stock is entitled to one vote. At the close of business on March 31, 2000, there were outstanding and entitled to vote 5,862,379 shares of Common Stock. Only holders of Common Stock of record at the close of business on March 31, 2000 will be entitled to vote at the Annual Meeting.

SECURITY OWNERSHIP

  The following table sets forth information as to ownership of the Common Stock of the Company as of March 1, 2000 with respect to (i) current directors and nominees for directors of the Company; (ii) the executive officers listed on the Summary Compensation Table; (iii) current directors and executive officers as a group; and (iv) beneficial owners of more than 5%.

                                             SHARES            PERCENT OF
       NAME OF                             BENEFICIALLY         SHARES
  BENEFICIAL OWNER                            OWNED            OUTSTANDING
  ----------------                         ------------        -----------
Edward S. Davis.........................     11,439(c)               (a)

Brian J. Kelley.........................    485,190(b)(d)            8.3%

Jack Meehan.............................      3,000(c)               (a)

William A. Merritt......................     10,500(c)               (a)

Timothy P. Murphy.......................     11,551(c)               (a)

David H. Shepard........................      3,200(e)               (a)

Roy A. Strutt...........................    208,550(b)(f)            3.6%

Kenneth G. Brix.........................    107,834(b)               1.8%

Michael N. Keefe........................    125,611(b)(g)            2.1%

Garrett Sullivan........................    132,788(b)(h)            2.3%

All directors and officers as a group,
including those listed above, consisting
of 12 persons..........................   1,255,575(b)(c)(i)        21.5%



(a)   The percentage of shares beneficially owned does  not  exceed one percent.
(b) Of the shares of Common Stock shown above as beneficially owned, the number of shares with respect to which the following persons had a right to acquire beneficial ownership within 60 days were: Brian J. Kelly - 100,001, Roy A. Strutt - 43,750, Kenneth G. Brix - 45,500, Michael N. Keefe - 45,500, Garrett Sullivan - 45,500 and all current directors and officers as a group - 348,251. Other than shares as to which he had a right to acquire beneficial ownership or as noted below, each person held sole voting and sole investment power with respect to the shares shown above.
(c) Does not include equivalent shares of Common Stock recorded in the books and records of the Company as deferred compensation, as follows: Edward
      S. Davis - 14,799 shares, Jack Meehan - 15,099 shares, William A. Merritt - 9,549 shares, Timothy P. Murphy - 15,191 shares and all current officers and directors as a group - 54,638 shares.
(d) With respect to 15,091 of the shares, voting and investment power is shared with Mr. Kelley's spouse.
(d) With respect to 150 of the shares, voting and investment power is shared with Mr. Shepard's spouse.
(e)   Includes 4,875 shares held in the name of Mr. Strutt's spouse.
(f) With respect to 2,955 of the shares, voting and investment power is shared with Mr. Keefe's spouse.
(g) With respect to 32,257 of the shares, voting and investment power is shared with Mr. Sullivan's spouse.
(h) With respect to 55,328 of the shares, voting and investment power is shared with the spouses of the beneficial owners.

1.    ELECTION OF DIRECTORS

  At the Annual Meeting, seven directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. Proxies in the accompanying form will be voted for the election of the nominees listed below unless instructions are given on the proxy to withhold authority to vote for one or more of the nominees. In the event that one or more of such persons become unavailable for election as a director, which is not anticipated, the shares represented by the accompanying proxy will be voted for one or more substitutes approved by management, or the size of the Board of Directors will be reduced.

INFORMATION CONCERNING NOMINEES

  The following table sets forth with respect to each nominee: (1) his name and age, all positions and offices with the Company currently held by him, and his principal occupation over the last five years (including other directorships and business experience) and (2) the period during which he has served as a director of the Company.

   NAME, AGE, POSITIONS, PRINCIPAL OCCUPATION,                       DIRECTOR
      DIRECTORSHIPS AND BUSINESS EXPERIENCE                            SINCE

Edward S. Davis, 68, is a partner with the New York law firm            1981
of Hughes Hubbard & Reed LLP.  He is a director of Hillenbrand
Industries, Inc.

Brian J. Kelley, 48, has been President and Chief Executive             1994
Officer of the Company since 1994.  Prior to that he was Executive
Vice President of TIE/Communications, Inc. from 1991 to 1994,
President of CTG, Inc., a subsidiary of TIE/Canada, Inc. from 1990 to 1991 and President of TIE/ National Accounts, Inc. from 1986 to
1990.

Jack Meehan, 50, has been President and Chief Executive Officer of      1991
Aztec International, Inc., a subsidiary of Aztec Technology Partners,
Inc., since 1983.

William A. Merritt, 63, has been President of Integrated                1994
Communications Systems Corp. since 1992, Vice President and General
Counsel of Seaboard Properties, Inc. since 1992 and acting Chief
Financial Officer of McAllister Towing and Transportation Company
Inc. since 1997.  He was President of Wiltel Communications Systems,
Inc. from 1990 to 1992, prior to which he was Executive Vice
President of TIE/Communications, Inc. for more than five years.

Timothy P. Murphy, 72, was Vice President, Investor Relations and      1985
Financial Administration of GTE Corporation from 1987 to 1992, Vice President, Financial Administration from 1984 to 1986 and Vice
President and Controller from 1976 to 1984.

David H. Shepard, 76, was Chairman of the Board of 1962 the Company    1962
from 1987 to 1992 and also from 1978 to 1984.  He was Senior Vice
President and Chief Scientific Officer of the Company in 1990 and
1991.  He was Chief Executive Officer from 1984 to 1989.  He was
President from 1984 through 1986 and also from 1962 to 1978. He has been Chairman of Cognitronics Imaging Systems, Inc. since 1994 and was President from 1992 to 1994.

Roy A. Strutt, 43, has been Vice President, European Operations of     1995
the Company since 1994. Since 1992, he has been Managing Director of Dacon Electronics Plc, which was acquired by the Company in 1992. He was Director of Sales and Operations at Dacon Electronics Plc from
1990 to 1992, prior to which he was Managing Director of Automatic Answering Ltd. for four years.

The foregoing nominees are all members of the Board of Directors and each was elected at the 1999 Annual Meeting of Stockholders.


VOTING PROCEDURE

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. To be elected, a nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Annual Meeting. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain or has withheld authority will be counted in determining the presence of a quorum but will not be counted as for the election of the director or directors. Shares represented at the meeting by proxy for which the proxy card has been left blank will be counted as votes "for" the election of each director.

EXECUTIVE COMPENSATION

     The following tables and notes set forth the compensation paid or accrued by the Company during the fiscal years ended December 31, 1999, 1998 and 1997 to its five most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered to the Company in 1999.

                      SUMMARY COMPENSATION TABLE
                                                        LONG-TERM
                             ANNUAL COMPENSATION  COMPENSATION AWARDS
                             -------------------  -------------------
      (a)                (b)     (c)      (d)       (e)      (f)      (g)
                                                  RESTRICTED OPTIONS/ ALL OTHER
NAME AND PRINCIPAL              SALARY   BONUS     STOCK     SARS     COMP.
   POSITION             YEAR      $        $         $(1)      #      $(2)
Brian J. Kelley         1999   264,904  270,000    67,500   75,000    3,952
President and Chief     1998   241,923  213,389    85,000   45,000    4,228
Executive Officer       1997   230,000  323,664    18,750   37,500    4,103

Kenneth G. Brix         1999   240,366   50,000    20,250   16,500    3,453
Vice President, Sales   1998   183,004   43,863    35,000   16,279    3,645
                        1997   205,507   63,000     7,500   18,750    2,568

Roy A. Strutt           1999   149,529   29,975                      12,824
Vice President,         1998   143,593   53,951    35,000   15,000   13,206
European Operations     1997   128,000   30,126     7,500   18,750   12,744
and Managing Director,
Dacon Electronics Plc

Michael N. Keefe        1999   125,962  106,000    20,250   16,500    3,358
Vice President,         1998   115,962   75,872    35,000   16,059    3,494
Engineering             1997   110,000  130,966     7,500   18,750    2,721

Garrett Sullivan        1999   125,962   96,000    20,250   16,500    3,106
Treasurer and Chief     1998   115,962   75,872    35,000   16,059    3,146
Financial Officer       1997   110,000  130,966     7,500   18,750    3,001

(1) The Compensation Committee awarded restricted shares of Common Stock under the terms of the Restricted Stock Plan on April 3, 1997, as follows: Mr. Kelley - 6,000 shares and Messrs. Strutt, Brix, Keefe and Sullivan - 2,400 shares each, on September 2, 1998, as follows: Mr. Kelley - 12,750 shares and Messrs. Brix, Keefe, Strutt and Sullivan - 5,250 shares each and on June 16,1999, as follows: Mr. Kelley - 7,500 shares and Messrs. Brix, Keefe
     and Sullivan - 2,250 shares each   The value of the shares on the award
     date is reflected in the table above. The shares vest 20% annually beginning on the second anniversary of the award, subject to accelerated vesting if established performance-based targets are achieved in the years ending December 31, 1997 through 2003 provided the officer remains employed by the Company until the vesting date (except that if the officer is terminated prior to the vesting date by reason of a change in control, all restricted shares become vested immediately). Dividends will be paid on the restricted shares. Shares vested in 1997, including shares which vested upon the achievement of certain established targets for the year ended December 31, 1997, as follows: Mr. Kelley - 42,000 shares, Messrs. Brix, Keefe and Sullivan - 17,700 shares each and Mr. Strutt - 15,300 shares. Shares vested in 1998 as follows: Mr. Kelley - 6,000 shares and Messrs. Brix, Keefe, Strutt and Sullivan - 2,550 shares each. Shares vested in 1999 as follows: Mr. Kelley - 4,050 shares and Messrs. Brix, Keefe and Sullivan - 1,500 shares each and Mr. Strutt - 1,980 shares. The number of shares and value of the aggregate restricted stock holdings at December 31, 1999 are: Mr. Kelley - 14,500 shares, $244,688; Messrs. Brix, Keefe and Sullivan - each 1,800 shares, $101,250 and Mr. Strutt - 6,120 shares, $103,275.

(2) These amounts represent (a) the Company's matching contributions up to 1.5% of eligible compensation to the Company's 401(k) Retirement Plan, (b) pension contributions and (c) term life insurance premiums paid by the Company for the benefit of the officers' beneficiaries, in the following amounts: Mr. Kelley - $2,400 in matching contributions and $1,552 in life insurance premiums, Mr. Brix - $2,400 in matching contributions and $1,552 in life insurance premiums, Mr. Keefe - $2,400 in matching contributions and $958 in life insurance premiums, Mr. Sullivan - $2,148 in matching contributions and $958 in life insurance premiums and Mr. Strutt - $12,824 in pension contributions. There are no cash values associated with the term life insurance.

                        OPTION GRANTS IN 1999

                                                                          Potential Realized Value
                                                                         at Assumed Annual Rates of
                                                                           Stock Price Appreciation
                                Individual Grants                             for Option Term
                  -----------------------------------------------------    ----------------------------
      (a)            (b)        (c)        (d)        (e)         (f)        (g)       (h)        (i)
                             % of Total              Market
                               Options              Price on
                   Options   Granted to  Exercise   Date of
                   Granted    Employees   Price      Grant     Expiration
Name                 (#)       in 1999    ($/Sh)     ($/Sh)       Date        0%($)    5%($)      10%($)
--------------     -------   ----------   ------    --------   -----------    -----   -------    --------
Brian J. Kelley    75,000(1)    52.6        9.00                 6/16/04        0     186,490     412,094

Kenneth G. Brix    16,500(1)    11.6        9.00                 6/16/04        0      41,028      90,661

Michael N. Keefe   16,500(1)    11.6        9.00                 6/16/04        0      41,028      90,661

Garrett Sullivan   16,500(1)    11.6        9.00                 6/16/04        0      41,028      90,661

(1) These options were granted under the Company's 1990 Stock Option Plan at an exercise price equal to the closing market price on the date of grant. Normally, options are granted in connection with the review of annual compensation; however, the Compensation Committee may grant options at other dates at its discretion.


  AGGREGATE OPTION EXERCISES IN 1999 AND 1999 YEAR-END OPTION VALUES

         (A)                (B)           (C)           (D)           (E)
                                                                    VALUE OF
                                                      NUMBER OF    UNEXERCISED
                                                     UNEXERCISED  IN-THE-MONEY
                                                      OPTIONS AT    OPTIONS AT
                           SHARES        VALUE       YEAR-END (#) YEAR-END ($)
                        ACQUIRED ON   REALIZED ON    EXERCISABLE/ EXERCISABLE/
NAME                    EXERCISE (#)  EXERCISE ($)  UNEXERCISABLE UNEXERCISABLE
Brian J. Kelley . .       103,633       997,519         60,001        982,689
                                                       105,000        699,900

Kenneth G. Brix . .        31,279       294,303         35,000        471,363
                                                        26,500        231,989

Michael N. Keefe . .       31,059       293,483         35,000        471,363
                                                        26,500        231,989

Garrett Sullivan . .       30,309       287,720         35,000        471,363
                                                        26,500        231,989

Roy A. Strutt . .          48,000       462,024         38,750         484,544
                                                        10,000         102,050

PENSION PLANS

     In 1977, the Company adopted a non-contributory, defined benefit pension plan covering substantially all employees in the United States. The Company's policy is to fund accrued pension costs, which include normal costs and amortization of the unfunded actuarial liability over twenty years.

     In 1994, the Company amended the pension plan to eliminate future benefit accruals after June 30, 1994. Accordingly, new employees are not eligible to participate in the plan and the accrued pension benefit of earlier participants will remain at the level earned based on service through June 30, 1994. At January 1, 1999, the accrued annual pension benefits payable upon the retirement of the officers identified in the Summary Compensation Table were: Brian J. Kelley - $0; Kenneth G. Brix - $0; Michael N. Keefe - $6,319; Garrett Sullivan
- $4,623;  and Roy A. Strutt - $0.

COMPENSATION OF DIRECTORS

     Directors who were not employees of the Company in 1999 were entitled to payment of (a) an annual fee of $3,000 and (b) $1,000 (maximum $5,000 per year) for each Board meeting attended, of which there were four during 1999, and for each meeting of a committee of the Board not held in conjunction with a Board meeting, of which there were two in 1999. Directors may voluntarily defer the receipt of such fees to a future year. Directors may elect to be paid in cash or in shares of Common Stock of the Company. If a director elected to be paid in shares, he was entitled to 125% of the equivalent value in shares. Directors are also entitled to reimbursement of reasonable travel expenses.

     In September 1998, the Board unanimously approved the Directors' Stock Option Plan (the "Directors' Plan") covering directors and officers who are not employees of the Company; the stockholders approved the adoption of the Directors' Plan and the awards thereunder at the Annual Meeting of Stockholders on May 13, 1999. The terms of the Directors' Plan provided for the automatic award of options to purchase 3,000 shares of Common Stock on September 17, 1998 and an annual award of 1,500 shares to each person who is a participant on August 1 of each subsequent year thereafter. The option exercise price is 100% of the fair market value per share of Common Stock on the date of the award, as defined in the Directors' Plan. Generally, the options become exercisable one year after the date of award and expire five years after the date of award. During 1999, Messrs. Davis, Meehan, Merritt, Murphy, and Shepard were awarded options to purchase 1,500 shares of Common Stock each at an exercise price of $11.17 per share. None of the aforementioned persons exercised options in 1999. The number of unexercised options and the value of unexercised in-the-money options held at December 31, 1999 by each of the aforementioned persons were as follows: exercisable - 3,000 shares, $50,625; unexercisable - 1,500 shares, $25,313.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Messrs. Meehan, Merritt and Murphy, all of whom are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") of the Board of Directors of the Company under the direction of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

     The Committee annually reviews the performance contributions of the officers of the Company (including the Chief Executive Officer) and makes adjustments to all forms of compensation to those officers. In this capacity the Committee has oversight capacity, reviews the structure and cost effectiveness and sets performance objectives for the Company's various compensation programs. The Committee also administers all compensation plans of the Company payable to employees in securities of the Company. The Committee endorses the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and has increasingly used these elements in the Company's compensation packages for its executive officers.

COMPENSATION PHILOSOPHY

     The Company's compensation programs are designed to serve the Company's goals of long-term growth and to help achieve the Company's business objectives. The Company seeks to integrate all compensation programs with the Company's annual and long-term business objectives and strategy and focus executive behavior on the fulfillment of those objectives.

     To that end the Company follows certain principles in its compensation of executives:

          The Company pays competitively.

               The Company is committed to providing a compensation program that helps attract, motivate and retain the best people in the industry. To ensure that pay remains competitive, the Company compares its pay practices with those of comparable companies.

          The Company pays for relative sustained performance.

               Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

         The  Company seeks fairness in the administration  of compensation.

               The Company applies its compensation philosophy Company-wide. The Company tries to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives inside the Company and its subsidiaries and at comparable companies.

     To serve these objectives and maintain these principles the executive compensation program of the Company is comprised of several elements, including base salary, a cash or stock bonus, stock option, restricted stock and stock purchase plans as well as certain welfare and retirement benefits.

                                                 By:  COMPENSATION COMMITTEE

                                                      Jack Meehan
                                                      William A. Merritt
                                                      Timothy P. Murphy

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Media General Telecommunications Processing Systems and Products Industry Group (the "MG Peer Group") for the five years ended December 31, 1999.(1)
____________________

             COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
               OF COMPANY, PEER GROUP AND BROAD MARKET


                 1994    1995    1996    1997    1998    1999
                 ----    ----    ----    ----    ----    ----
Cognitronics     $100    $318    $165    $903    $429  $1,191

MG Peer Group    $100    $122    $134    $201    $359    $680

S&P 500          $100    $138    $169    $226    $290    $350

On March 31, 2000, the closing price of the Company's Common Stock on the American Stock Exchange was 11 5/8; accordingly, a $100 on December 31, 1994 would have resulted in a cumulative total return of $821 on March 31, 2000.
---------------------
  1 Assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1994 and that all dividends were reinvested.

OTHER INFORMATION CONCERNING THE BOARD OR ITS COMMITTEES

     The Company's Board of Directors has four Committees - Audit,
Compensation, Executive and Nominating. The Audit Committee, of which Messrs. Davis, Meehan, Merritt and Murphy are members, meets with the independent auditors and reviews and reports to the Board of Directors on the scope and results of audits. The Compensation Committee, of which Messrs. Meehan, Merritt and Murphy are members, is charged with reviewing officers' compensation and administers the Company's 1967 Employee Stock Purchase Plan, 1990 Stock Option Plan and Restricted Stock Plan. The Executive Committee, of which Messrs. Davis, Kelley and Murphy are members, is authorized to consider and take action on matters in the absence of a full Board of Directors meeting. The Nominating Committee is charged with considering all nominations (including nominations by stockholders) to the Board of Directors of the Company. During 1999, the Committees met as follows: Audit and Compensation - twice and Nominating - once; the Executive Committee did not meet in 1999.

     The Company's Board of Directors has reviewed the qualifications of each of the members of the Audit Committee and has determined that all of them are independent (as independence is defined in Section 121A of the American Stock Exchanges listing standards). In addition, the Audit Committee has received the written disclosures and letter from its independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors the independent auditors independence.

     During 1999, the Board met four times, and each Director of the Company attended 75% or more of the total number of meetings of the Board held during the year and of the Committees of the Board on which he served.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Indemnity Agreements between the Company and individual officers and directors have been executed to allow those officers and directors to benefit from New York's indemnification statute. In accordance with the provisions of these Indemnity Agreements, the Company has agreed, subject to limitations, to indemnify and pay the reasonable expenses of officers and directors adjudicated liable in any civil, criminal or other action or proceeding, including any derivative action, for the acts or decisions made by them in good faith while performing services for the Company. Such indemnification would be made by the Company only if authorized by a court, by the Board of Directors or by the stockholders, as specified in the Indemnity Agreements, and any expenses or other amounts paid by way of indemnification, otherwise than by court order or action of the stockholders, would be reported to stockholders as provided by law. No indemnification by the Company would be made to or on behalf of any officer or director if a judgment or other final adjudication adverse to such officer or director established that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. The Indemnity Agreements also obligate the Company to advance to officers and directors funds to pay the reasonable expenses incurred from time to time before any final determination of their rights to indemnification, subject to repayment to the extent required by the indemnification terms.

     The Company's Certificate of Incorporation limits the personal liability of directors to the Company or its stockholders for certain breaches of duty as directors, as permitted by New York law.

     The Company carried Directors' and Officers' Liability Insurance covering directors and officers for amounts up to $4 million in 1999.

     The Company has an Employment Contract with David H. Shepard, a director, under which $30,516 was paid to Mr. Shepard in 1999. Mr. Shepard is entitled to receive $32,604 in 2000 and a similar amount, adjusted for inflation, each year thereafter for the remainder of his lifetime under the contract. Additionally, Mr. Shepard received $17,700 in 1999 under a former supplemental pension plan for officers, which he is entitled to receive each year for the remainder of his lifetime.

     During 1999 and in the current year, the Company retained the law firm of Hughes Hubbard & Reed LLP. Edward S. Davis, a director, is a partner of that firm.

     The Company has advanced to officers amounts required to be paid for income taxes related to stock awards under its 1990 Stock Option and Restricted Stock Plans and stock bonuses. In connection therewith, during 1999 and at March 1, 2000, Brian J. Kelley, President and a director, and Mr. Strutt, a Vice President and director, were indebted to the Company in amounts of $107,000 and $127,000, respectively, which indebtedness bears interest at the prime rate during the period outstanding.

     The Company has entered into Executive Severance Agreements (the "Agreements") regarding change in control with Messrs. Kelley, Strutt, Brix, Keefe, Sullivan and one other officer of the Company (individually, the "Executive"; collectively, the "Executives"). Under these Agreements, a "change in control" occurs if (a) the stockholders of the Company approve
(i) any merger or consolidation of the Company (unless the voting stock of the Company outstanding immediately prior thereto continues to represent more than

50% of the combined voting power of the Company or the surviving entity thereafter or at least a majority of the directors of the Company or the surviving entity after the merger or consolidation were directors of the Company prior thereto), (ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets to any other company or (iii) any plan or proposal for the liquidation or dissolution of the Company, (b) persons who were directors of the Company on November 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any person subsequently becoming a director whose election is approved by a vote of at least a majority of the then Incumbent Directors will be considered an Incumbent Director or (c) any person (other than the Company, its subsidiaries or any employee benefit plan of the Company), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's Common Stock. The Agreements provide that the Executive's compensation, responsibilities and employee benefits will not be reduced following a change in control. The Agreements also provide that if the Executive's employment with the Company is terminated under certain circumstances the Executive will continue to receive certain medical, insurance and other employee benefits for a period of two years and will receive a lump sum payment equal to, but limited by the amount deductible for income tax purposes under the Internal Revenue Code, 200% of the sum of (A) the greater of (i) the Executives' annual salary as in effect immediately prior to the termination or (ii) the Executive's salary as in effect immediately prior to the change in control and (B) the greater of (i) the Executive's annual bonus for the prior annual period, including performance bonus, amounts vested under the Company's Restricted Stock Plan and amounts under any other bonus program of the Company (the "Bonus Amounts") or
(ii) the average Bonus Amounts for the prior two years. These benefits will be provided to the Executives, other than Mr. Kelley, in the event that the Executive's employment is terminated within two years following a change in control (i) by the Company involuntarily for any reason other than death, disability or cause or (ii) voluntarily by the Executive under certain, limited circumstances, and to Mr. Kelley if his employment is voluntarily or involuntarily terminated (other than for death, disability or cause) within two years following a change in control. Payments to the Executives under the Agreements are limited to such amounts to permit all payments to the Executives to be made by the Company to be deductible in accordance with Section
280G of the Internal Revenue Code.   The terms of these Agreements expire on
October 16, 2005, unless a change in control has occurred on or prior to such date, in which case the Agreements will continue in effect for two years following the change in control.

     In the event of a change in control, the Company's 1990 Stock Option and Directors' Option Plans provide that all outstanding stock options will become fully exercisable. In the event of a change in control followed by termination of employment, the Company's Restricted Stock Plan provides that the restrictions on shares of the Company's Common Stock previously awarded will terminate.

     Except as described above, no director or officer had any material interest in any material transaction of the Company or any of its subsidiaries during the period from January 1, 1999 to March 1, 2000 or any such proposed transaction, nor had any of their associates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     In accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, officers and any person holding more than ten percent of the Company's Common Stock are required to file reports of ownership and any changes in ownership with the Securities and Exchange Commission, the American Stock Exchange and the Company. The Company believes that all of these filing requirements were satisfied during 1999 by its directors, officers and ten percent holders, except as follows: Messrs. Mayer, Shepard and Strutt - 1 report, 1 transaction; Messrs. Kelley and Sullivan - 1 report, 4 transactions; Messrs. Brix, Keefe and Zizzo - 1 report, 5 transaction; Messrs. Davis and Meehan - 1 report, 6 transaction; and Messrs. Merritt and Murphy - 1 report, 7 transactions. Except for Mr. Strutt, each made a late filing of one report of beneficial ownership on Form 5 and Mr. Strutt made a late filing of beneficial ownership on Form 4. Each of the late reports on Forms 4 and 5 have been filed. In making these statements, the Company has relied on written representations of its directors and officers and copies of reports they have filed with the Securities and Exchange Commission.

    MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS.

2. APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING ADDITIONAL COMMON STOCK

     The Board of Directors has proposed the adoption of an amendment to the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares.

     As of March 31, 2000, there were 5,862,379 shares of Common Stock issued and outstanding. In addition, 731,936 shares of Common Stock were reserved for issuance under the Company's Stock Option, Employee Stock Purchase, Directors' Stock Option and Restricted Stock Plans. Therefore only 3,405,685 shares of Common Stock remain authorized and available for other purposes.

     Management believes that it is desirable and in the best interest of the Company to increase the number of authorized shares of Common Stock which may be issued in the future. Authorized but unissued shares would be available for issuance by action of the Board of Directors without stockholder approval (except when required by law or by the rules of the American Stock Exchange) for such proper corporate purposes as the board may determine, including stock splits, stock dividends, convertible securities, acquisitions, private placements, public offerings and stock option and other employee benefit plans.

     Currently there is only one contemplated use for additional shares of Common Stock. If the amendments to the Company's 1990 Stock Option and Restricted Stock Plans, described below, are approved, 290,000 additional shares of Common Stock would be reserved for issuance under those plans.

     The additional shares for which authorization is sought will be identical to the shares of Common Stock now authorized and outstanding. This amendment will not affect the terms or rights of holders of the Common Stock. The holders of Common Stock have no preemptive rights.

     Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of all outstanding shares of Common Stock. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the amendment. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as votes "for" the amendment.

     MANAGEMENT RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AUTHORIZING ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK.

3.    APPROVAL OF THE COMPANY'S 1990 STOCK OPTION PLAN, AS AMENDED

GENERAL

     In July 1990, the stockholders of the Company approved the adoption of the Company's 1990 Stock Option Plan (the "1990 Plan"). Under the 1990 Plan, as amended, an aggregate of 1,327,500 shares of Common Stock (adjusted for stock splits) were reserved for issuance pursuant to stock options.

     In April 2000, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment to the 1990 Plan, which includes an increase in the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1990 Plan by 250,000 to a total of 1,577,500 shares and changes in the terms and exercise of option grants.

     As of March 31, 2000 outstanding and unexercised options to purchase 502,651 shares were held by 54 persons, with exercise prices ranging from $2.42 to $9.00 per share and a weighted average exercise price of $5.77 per share. Taking into account the increase of 250,000 shares reserved for the 1990 Plan approved by the Board of Directors and to be submitted for stockholder approval at the Annual Meeting, 374,220 shares will be available for future option grants.

     During 1999, options to purchase an aggregate of 1,500 shares of Common Stock, at an exercise price of $9.00 per share, were granted under the 1990 Plan to all employees as a group (excluding all executive officers), and options to purchase an aggregate of 100,098 shares of Common Stock, at a weighted average exercise price of $1.92 per share, were exercised under the 1990 Plan by this group.

     On March 31, 2000, the closing price on the American Stock Exchange of the Company's Common Stock was $11.63.

     The following table shows, as to (i) the persons identified in the Summary Compensation Table; (ii) each nominee for election as a director who is, or has been in the past, eligible to participate in the 1990 Plan; (iii) any person who has received 5% or more of grants; (iv) all current executive officers as a group; and (v) all employees as a group (excluding all executive officers), the number of shares for which options are outstanding under the 1990 Plan as of March 31, 2000:


                                                              NUMBER OF SHARES
                                                             FOR WHICH OPTIONS
     NAME OF INDIVIDUAL OR GROUP                               ARE OUTSTANDING
     ---------------------------                             -----------------
     Brian J. Kelley.....................................           165,000
     Roy A. Strutt.......................................            48,750
     Kenneth G. Brix.....................................            61,500
     Michael N. Keefe....................................            61,500
     Garrett Sullivan....................................            61,500
     David H. Shepard....................................                 0
     All executive officers as a group (7 persons) ......           459,750
     All employees as a group (excluding all
     executive officers)(48 persons) ....................            42,901

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN

     The following summary of the 1990 Plan, including the proposed amendment, is qualified in its entirety by the specific language of the 1990 Plan, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit A.

     The 1990 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee will be comprised of not less than three members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee has authority, subject to the terms of the 1990 Plan, to determine the persons to whom options may be granted, the number of shares to be covered by each option and the time or times at which options will be granted, and to interpret the 1990 Plan and make all determinations necessary or advisable for its administration. The Committee may consult with legal counsel, who may be counsel to the Company, and will not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Board has the right to exercise any authority granted to the Committee under the 1990 Plan.

          Full-time employees, including officers, of the Company and its subsidiaries are eligible to participate in the 1990 Plan. A member of the Committee is not eligible, while a member, to receive an option under the 1990 Plan, but may exercise any options previously granted to him. The approximate number of persons eligible to participate in the 1990 Plan on March 31, 2000 was 90. No employee may be granted option with respect to more than 100,000 shares of Common Stock in any calendar year.

     The date of grant of an option under the 1990 Plan will be the date on which the option is awarded by the Committee.

     The option price per share of Common Stock is the closing price of Common Stock recorded on the American Stock Exchange on the day the option is granted or the last trading day prior thereto.

     Each option expires no later than the tenth anniversary of the date of its grant. The Committee determines the vesting schedule and other terms and conditions of each grant. The Committee may accelerate the vesting of any option. After becoming exercisable, each installment remains exercisable until expiration or termination of the option. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Committee may provide in the option, which may include cash (including cash equivalents) or payroll deductions, any other manner permitted by law and determined by the Committee, or any combination of the foregoing.

     If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a subsidiary, all options granted to him and exercisable on the date of his termination of employment terminate on the earlier of such options' expiration or three months after the date his employment ends or as otherwise determined by the Committee. Any installments not exercisable on the date of such termination lapse and are thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the 1990 Plan is to be conclusively determined by the Committee.

     If an optionee retires, all options held by him on the date of his retirement shall become exercisable on such date and shall terminate on the earlier of the option's expiration or the first anniversary of the day of his retirement.

     If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option terminates.

     No option is assignable or transferable by the optionee except by will or by laws of descent and distribution, and during the lifetime of the optionee the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the 1990 Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, will be adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization, merger, consolidation, extraordinary dividend, spin-off, split-off or other change in capital structure of the Company. Any such change shall preserve the aggregate value of outstanding options. In the event of a change of control (as defined in the 1990 Plan) all outstanding options will become fully exercisable.

     The Board may discontinue the 1990 Plan at any time and may amend it from time to time. No amendment or discontinuation of the 1990 Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 1990 PLAN

     Options granted under the 1990 Plan may be either incentive or non-qualified stock options. Incentive stock options are those that are intended to be treated as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986 (the "Code"). Under the Code, and under Treasury Regulations specifying that an option does not have a readily ascertainable fair market value unless it meets certain conditions not met here, the grant of either an incentive stock option or a non-qualified option under the Plan is not taxed at the time of grant.

     When a non-qualified option is exercised, the excess of the fair market value of the shares received over the option price (the "option spread") is taxable as ordinary income to the option holder.

     The holder of an incentive stock option generally will not be taxed when the option is exercised prior to termination of employment or within specified periods (generally three months) thereafter. However, the option spread will constitute an item of tax preference which may cause an option holder to be subject to the alternative minimum tax. Provided the Common Stock received upon exercise of the incentive stock option is not disposed of within one year of receipt of the shares upon exercise and two years of the date on which the option is granted, the gain on the subsequent disposition will receive capital gains treatment. If the shares acquired upon the exercise of an incentive stock option are disposed of before the end of such holding periods, the option holder will recognize ordinary income in an amount equal to the lesser of (1) the option spread on the date of exercise, or (2) the excess of the amount received upon disposition of the shares over the option price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed as capital gain.

     For a non-qualified option, the Company generally will be entitled to a deduction at the same time and in the same amount that the option holder recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. For an incentive stock option, the Company generally will not be entitled to a deduction upon the exercise of the option. However, if an incentive stock option holder does not satisfy the employment or holding period requirements described above, the Company generally would be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the option holder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors believes that this amendment to the 1990 Plan is in the best interests of the Company, as the availability of an adequate number of shares for issuance pursuant to the 1990 Plan is important to attracting, motivating and retaining qualified personnel essential to the continued success of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the amendment. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the amendment.

MANAGEMENT RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE 1990 PLAN, AS AMENDED.


4.   APPROVAL OF THE COMPANY'S RESTRICTED STOCK PLAN, AS AMENDED

GENERAL

     In May 1995, the stockholders of the Company approved the adoption of the Company's Restricted Stock Plan (the "Restricted Plan") and, in May 1998, an amendment thereto. Under the Restricted Plan, an aggregate of 285,000 shares of Common Stock (adjusted for a stock split) were reserved pursuant to awards to be made. The purpose of the Restricted Plan is: (a) to increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries;
(b) to provide rewards for those Key Employees who make contributions to the success of the Company and its subsidiaries; and (c) to attract and retain persons of superior ability as Key Employees of the Company and its subsidiaries. A "Key Employee" is an officer or other employee who, in the judgment of the Committee administering the Restricted Plan, is responsible for or contributes to the management, growth, technology, or profitability of the business of the Company or any subsidiary or other affiliate of the Company (a "Participating Company").

     In April 2000, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment to the Restricted Plan, which includes an increase in the number of shares of Common Stock reserved for issuance upon awards to Key Employees by 40,000 to a total of 325,000 shares and a change in the accelerated vesting of awards.

     Since the inception of the Restricted Plan to March 31, 2000, 286,500 shares of Common Stock have been issued to 15 Key Employees with market values on the date of the awards ranging from $2.13 to $9.00 per share and a weighted average market value of $3.38 per share, and 1,587 shares have been forfeited. Taking into account the increase of 40,000 shares reserved for the Restricted Plan approved by the Board of Directors and to be submitted for stockholder approval at the Annual Meeting, 40,087 shares will be available for future stock awards.

     On March 31, 2000, the closing price on the American Stock Exchange of the Company's Common Stock was $11.63.

SUMMARY OF THE PROVISIONS OF THE RESTRICTED PLAN

     The following summary of the Restricted Plan, including the proposed amendment, is qualified in its entirety by specific language of the Restricted Plan, a copy which is attached to the Proxy Statement for stockholder review as Exhibit B.

     The Restricted Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. The Committee will be comprised of not less than two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Committee is authorized to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Restricted Plan and to take such other action in connection with or in relation to the Restricted Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Restricted Plan, including interpretation of the Restricted Plan and the awards granted thereunder by the Committee, will be final and conclusive for all purposes.

     The Board may, at any time, amend or terminate the Restricted Plan. The Restricted Plan may also be amended by the Committee if such amendments are reported to the Board. Amendments may be made without stockholder approval except as required by applicable law or stock exchange requirements. No amendment or termination of the Restricted Plan may affect an award theretofore granted under the Restricted Plan without the written consent of the Key Employee affected. The Restricted Plan also provides for adjustment of the number of shares available under the Restricted Plan and subject to outstanding awards in the event of specified changes in the Company's capital structure.

     No member or former member of the Committee or the Board will be liable for any action or determination made in good faith with respect to the Restricted Plan or any award granted under it.

     Participation in the Restricted Plan will be limited to Key Employees of the Participating Companies who have been selected by the Committee to participate in the Restricted Plan.

     The Chief Executive Officer ("CEO") of the Company may recommend Key Employees to participate in the Restricted Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an award, subject to the terms of the Restricted Plan. The Committee, in its sole discretion, has the authority to grant awards under the Restricted Plan, which may be made in accordance with the recommendations of the CEO or otherwise.

     Each award will be evidenced by a written award agreement, in a form to be adopted by the Committee. Each award agreement will be subject to and incorporate the express terms and conditions, if any, required by the Restricted Plan, and contain such corporate or personal performance goals, restrictions, terms and conditions as the Committee may determine.

     To the extent that a Key Employee remains continuously employed by a Participating Company, Common Stock received as an award will vest annually in 20% increments beginning on the second anniversary date of the award, to be 100% vested on the sixth anniversary date of the award. However, upon a Key Employee's death, total disability or retirement on or after reaching the age of 62, shares of Common Stock will vest on a pro rata basis over six years from the date of grant of the award.

     The Committee may elect to waive or accelerate the vesting schedule, in whole or in part, at any time at or after an award. Shares of Common Stock which do not vest will be forfeited to the Company. If following a Change in Control, a Key Employee's employment is terminated without cause or there is a constructive termination without cause as defined in the Restricted Plan, all shares of Common Stock subject to that Key Employee's awards will become immediately vested. Change of Control includes (i) specified mergers, sales of assets and plans of liquidation, (ii) a majority of the Board ceasing to be incumbent directors as defined in the Restricted Plan, and (iii) any person becoming the owner of more than 20% of the Company's voting securities as defined in the Restricted Plan.

     Each certificate representing shares of Common Stock issued pursuant to an award under the Restricted Plan will be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Common Stock fail to vest, the Key Employee will be entitled to vote all such shares of Common Stock and receive all dividends thereon, if any.

     Certificates held by the Company representing shares of Common Stock which are no longer subject to vesting under the Restricted Plan will be delivered by the Company to the Key Employee in the form of a freely transferable certificate promptly after becoming vested, provided the Key Employee has paid all taxes required to be withheld.

     The terms of the Restricted Plan are binding upon the Company and its successors and assigns.

     The Board may at any time terminate the Restricted Plan as of any date specified in a resolution adopted by the Board. No award may be granted after the Restricted Plan has terminated. Termination of the Restricted Plan will not affect any award previously granted.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors believes that this amendment to the Restricted
Plan is in the best interests of the Company, as the availability of an adequate number of shares for issuance pursuant to the Restricted Plan is important to attracting, motivating and retaining qualified personnel essential to the continued success of the Company. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the amendment. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the amendment.

MANAGEMENT RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE RESTRICTED PLAN, AS AMENDED.

5.   APPROVAL OF THE COMPANY'S DIRECTORS' STOCK OPTION PLAN, AS
     AMENDED

GENERAL

     In May 1999, the stockholders of the Company approved the adoption of the Company's Directors' Stock Option Plan ("the Directors' Plan") and 52,500 shares of the Company's Common Stock (adjusted for stock splits) were reserved for issuance upon the exercise of options awarded thereunder.

     The purpose of the Directors' Plan is to increase the ownership interest in the Company of non-employee directors and officers whose services are considered essential to the Company's continued progress, to align such interests with those of the stockholders of the Company and to provide a further incentive to serve as a director or officer of the Company.

     In March 2000, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment to the Directors' Plan, which includes an increase in the number of shares to be included in the option to be awarded to each participant on August 1 of each year from 1,500 to 3,000 and changes in the terms and exercise of options.

     At March 31, 2000, outstanding and unexercised options to purchase 27,000 shares of the Company's Common Stock were held by 6 participants with exercise prices ranging from $5.50 to $11.17 per share, and there were 25,500 shares available for future option grants at March 31, 2000.

     On March 31, 2000, the closing price of the Company's Common Stock on the American Stock Exchange was $11.63.

     The following table shows, as to (i) each nominee for election as a director who is eligible to participate in the Directors' Plan; (ii) the persons identified in the Summary Compensation Table; (iii) any person who has received 5% or more of grants ; and (iv) all current participants as a group, the number of shares for which options are outstanding under the Directors' Plan as of March 31, 2000:

                                                     NUMBER OF SHARES FOR
     NAME OF INDIVIDUAL OR GROUP                 WHICH OPTIONS ARE OUTSTANDING
     Edward S. Davis ...........................             4,500
     Jack Meehan................................             4,500
     Harold F. Mayer............................             4,500
     William A. Merritt ........................             4,500
     Timothy P. Murphy .........................             4,500
     David H. Shepard ..........................             4,500
     All current participants as a group
     (6 persons) ...............................            27,000

SUMMARY OF THE PROVISIONS OF THE DIRECTORS' PLAN

     The following summary of the Directors' Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Exhibit C.

     The Directors' Plan shall be administered by the Board of Directors.

     The Directors' Plan covers outside directors and officers which means a director or officer of the Company who is neither an employee of the Company nor of any subsidiary of the Company ("Participant").

     The Directors' Plan provides for an automatic award of an option to purchase 3,000 shares of Common Stock to each person who was a Participant on September 17, 1998, the Effective Date of the Plan, and an annual award of an option to purchase 3,000 shares of Common Stock to each person who is a Participant on August 1 of each subsequent year.

     The option exercise price is 100% of the Fair Market Value per share of Common Stock on the Date of Award, as defined in the Plan.

     Each option shall expire no later than the fifth anniversary of its Date of Award and shall become exercisable on the date one year after the Date of Award. The Board may waive any exercise conditions or accelerate the exercisability of the option at any time. After becoming exercisable, each option shall remain exercisable until its expiration or termination. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Board may provide in the option, which may include cash (including cash equivalents) or any other manner permitted by law as determined by the Board or any combination of the foregoing.

     If a Participant ceases, other than by reason of death or retirement, to be a director or officer of the Company, all options awarded to him and exercisable on the date he ceases to be a director or officer shall terminate on the earlier of such options' expiration or three months after the date he ceases to be a director or officer or as otherwise determined by the Board. Any option not exercisable on the date of such termination shall lapse and be thenceforth unexercisable.

     If a Participant retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

     If a Participant dies, all options held by him on the date of his death shall become exercisable on the date of his death, may be exercised by his estate, personal representative or beneficiary who acquires the options by will or by the laws of descent and distribution and shall terminate on the earlier of such option's expiration or the first anniversary of the date of his death.

     To the extent an outstanding option expires or terminates unexercised or is canceled or forfeited, the shares subject to the expired, unexercised, canceled or forfeited portion of such option are available again for awards of options under the Directors' Plan.

      Upon the occurrence of a change in control, as defined, all outstanding options become fully exercisable in accordance with the terms and conditions of the Directors' Plan.

     No option is assignable or transferable by the optionee except by will or by laws of descent and distribution, and, during the lifetime of the optionee, the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Directors' Plan, and the maximum number of shares that may be sold, issued or transferred to a Participant, will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board, any stock dividend, stock split or share combination of the Common Stock or recapitalization of the Company. To the extent deemed equitable and appropriate by the Board, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation or dissolution, any option granted under the Directors' Plan pertains to the securities and other property to which a holder of the number of shares of Common Stock covered by the option would have been entitled to receive in connection with such event.

     The Board may discontinue the Directors' Plan at any time and may amend it from time to time. No amendment or discontinuation of the Directors' Plan may adversely affect any option previously awarded without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS' PLAN

     The Company believes that under present law, the following are the federal tax consequences generally arising with respect to option awards under the Directors' Plan. The award of an option will create no tax consequences for an optionee or the Company. Upon exercising an option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to a deduction for the same amount. The tax treatment by an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held. Any gain or loss on a later disposition of shares acquired through the exercise of an option will constitute capital gain or loss to the optionee equivalent to the difference between the share proceeds and the aforementioned fair market value. The applicable holding period to determine whether such gain is long- or short-term is measured from the date of the option exercise. There will be no tax consequences to the Company in connection with a disposition of shares acquired under an option.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors believes that adoption and approval of the Directors' Plan is in the best interests of the Company, as it is important to attracting, motivating and retaining qualified non-employee directors and officers essential to the continued success of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the proposal. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the proposal.

MANAGEMENT RECOMMENDS A VOTE FOR THIS PROPOSAL TO APPROVE THE DIRECTORS' PLAN, AS AMENDED.


6.   APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP have been selected as independent auditors to audit the Company's financial records for the year ending December 31, 2000, and management recommends that the selection be approved by the stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. Ernst & Young LLP have audited the Company's financial statements since 1962, and management considers Ernst & Young LLP to be well qualified. Should the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy not approve the selection of Ernst & Young LLP, the Company will interpret that vote as an instruction to seek other auditors. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the selection. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the selection.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

7.   OTHER MATTERS

     Proxies will be voted on such other business as may properly come before the Annual Meeting, although as of the date of this proxy statement the only matters which management intends to present or knows that others will present at the meeting or any adjournment thereof are the matters listed in the accompanying notice of meeting. As to other business, if any, which may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

     The entire cost of soliciting proxies will be borne by the Company. It is intended to solicit proxies only by mail. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may request the return of proxies in person, or by telegram or telephone.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     Any stockholder proposal intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received at the offices of the Company, 3 Corporate Drive, Danbury, Connecticut 06810-4130, on or before 5:00 p.m. on December 22, 2000 wether or not the proposal is to be included in the Company's proxy materials relating to the meeting. Any stockholder proposal for nomination of a person for election to the Board of Directors at the 2001 Annual Meeting must be so received on or before 5:00 p.m. on January 14, 2001. Timely receipt of a stockholder proposal satisfies only one of the various requirements for inclusion of such a proposal in the Company's proxy materials.


                                            By Order of the Board of Directors
                                                                  Harold Mayer
                                                                     Secretary

Dated:  April 20, 2000

                                                                  EXHIBIT A

                         COGNITRONICS CORPORATION
                    1990 STOCK OPTION PLAN, AS AMENDED

1.   PURPOSE

     This incentive stock option plan (the "Plan") is intended to provide incentives to executives and other key employees of
Cognitronics Corporation (the "Company") and its Subsidiaries by providing them with opportunities for stock ownership under the Plan. "Subsidiary" means any corporation in which the Company or another Subsidiary or both owns 50% or more of the combined voting power of all classes of stock.
 .
2.   ADMINISTRATION

     The Plan shall be administered by a committee of not less than three directors of the Company (the "Committee")selected by, and serving at the pleasure of, its Board of Directors (the "Board"). A director may not serve on the Committee unless he is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, (or any successor rule thereto).

     The Committee shall have authority, subject to the terms of the Plan, to determine the persons eligible for options and those to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, and the terms and provisions of the instruments by which options shall be evidenced, and to interpret the Plan and make all determinations necessary or advisable
for  its administration.   The Committee may consult with  legal  counsel,
who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Board reserves to itself the right to exercise any authority granted to the Committee hereunder.

3.   ELIGIBILITY

     Full-time employees, including officers, of the Company or any Subsidiary or both, shall be eligible to participate in the Plan. A member of the Committee shall not be eligible, while a member, to receive an option under the Plan, but may exercise any options previously granted to him. No employee shall be granted options with respect to more than 100,000 shares of Common Stock in any calender year, subject to adjustment pursuant to Section 7.

4.   STOCK

     The stock as to which options may be granted shall be the Company's common stock, par value $.20 per share ("Common Stock"). When options are exercised the Company may either issue unissued Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be sold to employees under the Plan pursuant to options shall not exceed 1,577,500 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available under the Plan.

5.   GRANTING OF OPTIONS

     The "Date of Grant" of an option under the Plan shall be the date on which the option is awarded by the Committee. The grant of any option to any employee shall neither entitle such employee to, nor disqualify him from, participation in any other grant of options.


6.   TERMS AND CONDITIONS OF OPTIONS

     Options shall be evidenced by instruments in form approved by the Committee. Such instruments shall conform to the following terms and conditions:

     (a)   Option  price.   The option price  per  share  of     Common
     Stock shall be the Fair Market Value of a share of Common Stock on the Date of Grant. "Fair Market Value" shall be the closing price of the Common Stock recorded on the American Stock Exchange on the Date of Grant or the last trading day prior thereto.


     (b) Term and exercise of options. Each option shall expire no later than the tenth anniversary of its Date of Grant. Options shall become exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the option at any time. After becoming exercisable, each installment (option?) shall remain exercisable until expiration or termination of the option. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Committee may provide in the option, which may include cash (including cash equivalents), payroll deductions, any other manner permitted by law as determined by the Committee or any combination of the foregoing.

     (c) Termination of employment. If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a Subsidiary, all options granted to him and exercisable on the date of his termination of employment shall terminate on the earlier of such options' expiration or three months after the day his employment ends or as otherwise determined by the Committee. Any installment not exercisable on the date of such termination shall lapse and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

     (d) Retirement of optionee. If an optionee retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

     (e) Death of optionee. If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of such option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option shall terminate.

     (f) Assignability. No option shall be assignable or transferable by the optionee except by will or by laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued or transferred in the name of the optionee and another person jointly with the right of survivorship.

     (g) Other provisions. Instruments evidencing options may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that an optionee represent to the Company in writing, when an option is granted, or when he receives shares on its exercise, that he is accepting such option, or receiving such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only. All certificates representing shares issued under the Plan may bear a legend deemed appropriate by the Committee to confirm an exemption from the registration requirements of the Securities Act of 1933.

7.   CAPITAL ADJUSTMENTS

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization, merger, consolidation, extraordinary dividend, spin-off, split-off or other change in the capital structure of the Company. Any such adjustment shall preserve the aggregate value of outstanding options.

8.   INCENTIVE STOCK OPTIONS

     The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, are exercisable for the first time by an individual in any calendar year (under the Plan or any other plan of the Company or any of its parent or subsidiary corporations (as such terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue
Code) pursuant to which such incentive stock options may be granted) shall not exceed $100,000.

9.  CHANGE OF CONTROL

     Notwithstanding the provisions of Section 6(b) hereof, in the event of a Change in Control, as hereinafter defined, all options held by an optionee shall become exercisable on the date of the Change in Control.

"Change in Control" means an event in which:

     (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

     (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), shall be considered an Incumbent Director; or

     (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

     Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or

(ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).


10.   TERM; AMENDMENT OF PLAN

     The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

11.  EFFECTIVE DATE

     The Plan is in accordance with a Resolution of Stockholders duly approved at an Annual Meeting held on June 21,1990 and became effective on June 21, 1990. It was amended by a Resolution of Stockholders and by the Board on July 12, 1994 and further amended by a Resolution of Stockholders and by the Board on May 9, 1996 and by Resolutions of Stockholders on May 14, 1998, May 13, 1999 and May 11, 2000.

12.  NEW YORK STATE LAW

     The Terms of the Plan shall be governed by the laws of the State of New York.

                                                                  EXHIBIT B

                         COGNITRONICS CORPORATION
                     RESTRICTED STOCK PLAN, AS AMENDED


SECTION 1.  PURPOSE.

     The purpose of the Cognitronics Corporation Restricted Stock Plan is:
     (a) to increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries;

     (b) to provide rewards for those Key Employees who make contributions to the success of the Company and its subsidiaries; and

     (c) to attract and retain persons of superior ability as Key Employees of the Company and its subsidiaries.

SECTION 2.  DEFINITIONS.

     "AWARD" means an award of Restricted Stock granted to any Key Employee in accordance with the provisions of the Plan.

     "AWARD AGREEMENT" means the written agreement evidencing each Award between the Key Employee and the Company.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means (i) the Key Employee is convicted of a felony involving moral turpitude; or (ii) the Key Employee is guilty of willful gross neglect or willful gross misconduct in carrying out his duties, resulting, in either case, in material economic harm to the Company, unless the Key Employee believed in good faith that such act or nonact was in the best interests of the Company.

     "CHANGE IN CONTROL"  means an event in which:

     (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

     (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Exchange Act), shall be considered an Incumbent Director; or

     (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

     Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases
     (i) the proportionate number of shares of Stock beneficially owned by any person to 20% or more of the shares of Stock then outstanding or
     (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or
     (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause
     (c).

     "COMMITTEE" means the Committee appointed by the Board to administer the Plan pursuant to Section 4(a) hereof.

     "COMPANY" means Cognitronics Corporation and its successors and assigns.

     "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" means a termination of a Key Employee's employment at his initiative following the occurrence, without the Key Employee's prior written consent, of one or more of the following events (except in consequence of a prior termination):
          (i) a reduction in the Key Employee's base salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Company);

          (ii) a material diminution in the Key Employee's duties or the assignment to the Key Employee of duties which are materially inconsistent with his duties or which materially impair the Key Employee's ability to function in his position with the Company.

          (iii) the failure to continue the Key Employee's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted; or

          (iv) the relocation of the Key Employee's office location as assigned to him by the Company to a location more than 50 miles from his prior office location.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

     "KEY EMPLOYEE" means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth, technology or profitability of the business of any Participating Company.

     "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company.

     "PLAN" means the Cognitronics Corporation Restricted Stock Plan.

     "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 hereof and such other restrictions as the Committee deems appropriate or desirable.

     "STOCK"means the common stock ($.20 par value) of the Company.

     "TOTAL DISABILITY" means the complete and permanent inability of a Key Employee to perform substantially all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports or data, as the Committee deems appropriate or necessary.

SECTION 3.  EFFECTIVE DATE.

     The effective date of the Plan shall be January 1, 1995, subject to approval of the Plan by a majority of the Company's stockholders. Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such stockholder approval, Key Employees may be selected and Award criteria may be determined and Awards may be made as provided herein subject to subsequent stockholder approval.

SECTION 4.  PLAN ADMINISTRATION.

     (a) COMMITTEE. The Plan shall be administered by a Committee appointed by the Board and serving at the Board's pleasure. The Committee shall be comprised of not less than two (2) members of the Board. Members of the Committee shall be members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the

     Exchange Act or a successor rule or regulation.

     (b) POWERS. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Plan, including interpretation of the Plan and the Awards granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons, including without limitation, the Participating Companies, the Committee, the Board, Key Employees and their respective successors in interest.

     (c) INDEMNIFICATION. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs and expenses (including counsel fees) and liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

     (d) INDEPENDENT ADVISORS. The Committee may employ such independent professional advisors, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation meeting fees and expenses and professional fees, shall be paid by the Company.

SECTION 5.  PARTICIPATION.

     Participation in the Plan shall be limited to Key Employees of the Participating Companies who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No employee shall at any time have any right to be selected to participate in the Plan. No Key Employee having been granted an Award shall have any right to be granted an additional Award in the future. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Participating Companies. The right and power of the Participating Companies to dismiss or discharge any Key Employee, with or without cause, is specifically reserved.

SECTION 6.  AWARD GRANTS AND AGREEMENTS.

     (a) GRANTS. The Chief Executive Officer ("CEO") of the Company may recommend Key Employees to participate in the Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an Award, subject to the terms of the Plan. The Committee, in its sole discretion, has the authority to grant Awards under the Plan, which may be made in accordance with the recommendations of the CEO or otherwise.

     (b) AGREEMENTS. Each Award shall be evidenced by a written Award Agreement, in a form adopted by the Committee. Each Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required by the Plan, and contain such restrictions, terms and conditions as the Committee may determine.

SECTION 7.  RESTRICTED STOCK.

     (a) SHARES SUBJECT TO THE PLAN. An aggregate of 325,000 shares of Stock may be awarded under the Plan as Restricted Stock. Any share of Restricted Stock that is subject to an Award but that for any reason does not vest shall again become available for an Award under the Plan.

     (b) ADJUSTMENTS. In the event of any change in the Stock subject to the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe or other change in capital structure), the Committee shall make appropriate adjustments in the amount of Stock available for Awards under the Plan or subject to outstanding Awards, or the terms, conditions or restrictions of such Awards as the Committee deems equitable to prevent the dilution or enlargement of the benefits intended pursuant to the Plan.



(c)  CUSTODY OF SHARES.

          (i) Each certificate representing shares of Restricted Stock issued pursuant to an Award shall be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Restricted Stock fail to vest and are forfeited as provided herein, the Key Employee shall be entitled to vote all such shares of Restricted Stock and receive all cash dividends, if any, with respect thereto. All other distributions with respect to such Restricted Stock, including, but not limited to, Stock received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be retained by the Company in escrow. Each certificate of Restricted Stock issued pursuant to an Award shall bear the following (or similar) legend:
               "The transferability of this certificate and of the shares of Common Stock represented hereby are subject to the terms and conditions (including vesting) contained in the Cognitronics Corporation Restricted Stock
               Plan and an Award Agreement entered into between the registered owner and Cognitronics
               Corporation.  A copy of such Plan and Award
               Agreement is on file in the office of the Secretary of Cognitronics Corporation."

          In lieu of the foregoing, the Company may issue stop transfer instructions to its transfer agent or take such other steps as are necessary to preclude the transfer of Restricted Stock.

          (ii) Certificates representing shares of Restricted Stock which have become vested pursuant to Section 7 hereof and which have been held by the Company pursuant to Section 7(c) hereof shall be delivered by the Company to the Key Employee (or the Key Employee's legal representative) in the form of a freely transferable certificate, without legend (provided that the Key Employee is not an "affiliate" of the Company within the meaning of Rule 405 adopted pursuant to the Securities Act of 1933, as amended) promptly after becoming vested, provided, however, that the Company need not deliver such certificates to a Key Employee until the Key Employee has paid or caused to be paid all taxes required to be withheld pursuant to Section 8 hereof.

     (d)  RESTRICTION PERIOD.

          (i) Vesting Schedule. Except as provided in Section 7(d)(ii), 7(d)(iii) or 7(d)(iv) hereof, to the extent that a Key Employee remains continuously employed by a Participating Company, Restricted Stock received as an award shall become vested and shall not be subject to forfeiture in accordance with the following schedule:

                                                                  PORTION OF
          PERIOD OF EMPLOYMENT                                   AWARD VESTED
          --------------------                                   ------------
          Prior to the second anniversary date of the Award             0%
          On or after the second anniversary date, but prior
             to the third anniversary date of the Award                20%
          On or after the third anniversary date, but prior
             to the fourth anniversary date of the Award               40%
          On or after the fourth anniversary date, but prior
             to the fifth anniversary date of the Award                60%
          On or after the fifth anniversary date, but prior
             to the sixth anniversary date of the Award                80%
          On or after the sixth anniversary date of the Award         100%

     (ii) Waiver of Vesting Schedule. Notwithstanding the provisions of Section 7(d)(i) hereof, with respect to any Key Employee or group of Key Employees, the Committee may elect to waive or accelerate the vesting schedule set forth in Section 7(d)(i) hereof, in whole or in part, at any time at or after the time an Award is granted.

     (iii) Death, Disability and Retirement. Notwithstanding the provisions of Section 7(d)(i) hereof, upon a Key Employee's death, Total Disability or retirement on or after reaching the age of 62, shares of Restricted Stock shall vest on a pro rata basis, comparing the number of years from the date of the Award to the date of death, Total Disability or retirement to six years. Shares of Restricted Stock which do not so vest shall be forfeited to the Company.

     (iv) Termination of Employment Following a Change in Control. Notwithstanding the provisions of Section 7(d)(i) hereof, if following a Change in Control, a Key Employee's employment is terminated without Cause or there is a Constructive Termination Without Cause, all shares of Restricted Stock held by that Key Employee shall become immediately vested.

     (e)  RESTRICTIONS.

     Until shares of Restricted Stock have vested in accordance with
     Section 7(d) hereof, an Award shall be subject to the following restrictions:

          (i) Nontransferability. Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

          (ii) Other Restrictions. The Committee may impose such other restrictions on any Award as it may deem advisable, including without limitation, stop-transfer orders and other restrictions set forth in the terms of the Award Agreement or as the Committee may deem advisable under the rules and regulations, and other requirements of the Securities and Exchange Commission, and any applicable federal or state securities or other laws.

SECTION 8. MISCELLANEOUS.

     (a) AWARDS NOT CONSIDERED COMPENSATION. No Award made under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (b) ABSENCES. Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

     (c)  DELIVERY TO PERSONS OTHER THAN KEY EMPLOYEE.  If the
     Committee finds that shares of Restricted Stock are to be delivered under the Plan to a Key Employee who is unable to care for his or her affairs because of illness or accident, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to delivery. Any such delivery shall be a complete discharge of the liability of the Company therefor.

     (d) PLAN COPIES. Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Key Employees at all reasonable times at the Company's headquarters.

     (e) WITHHOLDING TAXES. The Company may withhold any taxes in connection with the Plan that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, without limitation, taxes in connection with the delivery of shares of Restricted Stock or the vesting of Restricted Stock. A Key Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to
     Section 7 hereof, (ii) instructing the Company to retain a sufficient number of shares of Stock to cover the withholding requirements, or
     (iii) instructing the Company to satisfy the withholding requirements from the Key Employee's salary.

     (F) GOVERNING LAW. The Plan and all rights hereunder shall be governed by and construed in accordance with the law as of the State of New York, without giving effect to its rules on conflicts of law.

     (g) KEY EMPLOYEE COMMUNICATIONS. All elections, designations, requests, notices, instructions and other communications from a Key Employee or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class or delivered to such location as shall be specified by the Committee.

     (h) BINDING ON SUCCESSORS. The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (i) CAPTIONS. Captions preceding the sections and clauses hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

     (j) SEVERABILITY. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of the Plan or the application thereof to any person or circumstances is prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Plan or the application of such provision to other persons or circumstances.

     (k) DURATION, AMENDMENT, AND TERMINATION. The Plan shall continue in effect until terminated by the Board The Board may at any time amend or terminate this Plan as of any date specified in a resolution adopted by the Board. The Plan may also be amended by the Committee, provided that all such amendments are reported to the Board. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements. No amendment of the Plan may affect an Award theretofore granted under the Plan without the written consent of the Key Employee affected. No Award may be granted after this Plan has terminated. After the Plan has terminated, the functions of the Committee shall be limited to supervising the administration of Awards previously granted. Termination of the Plan shall not affect any Award previously granted.

                                                                  EXHIBIT C

                         COGNITRONICS CORPORATION
                 DIRECTORS' STOCK OPTION PLAN, AS AMENDED


1.   PURPOSE

The Director' Stock Option Plan (the "Plan") is intended to provide incentives to non-employee directors and officers of Cognitronics Corporation (the "Company") by more closely aligning their compensation with stockholder value.

2.   ADMINISTRATION

The  Plan shall be administered by the Company's Board of Directors.

The Board shall have authority, subject to the terms of the Plan, to interpret the Plan and make all determinations necessary or advisable
for  its administration.   The Board may consult with  legal  counsel, who
may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.   ELIGIBILITY

All outside directors and officers (individually "Participants", collectively "Participants") shall be eligible to participate in the Plan. An outside director or officer means a director or officer who is neither an employee of the Company nor of any subsidiary of the Company.

4.   STOCK

The stock as to which options may be granted shall be the Company's common stock, par value $.20 per share ("Common Stock"). When options are exercised the Company may either issue unissued Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be sold to Participants under the Plan pursuant to options shall not exceed 35,000 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available under the Plan.

5.   AWARDING OF OPTIONS

Options shall be awarded to Participants as follows:

     (a) Upon the Effective Date, an option to purchase 3,000 shares of Common Stock.

     (b) On each August 1 subsequent to the Effective Date, an option to purchase 3,000 shares of Common Stock.

The "Date of Award" of an option shall be the date on which the option is awarded under the Plan. The award of any option to any Participant shall neither entitle such Participant to, nor disqualify him from, participation in any other plan which provides for the issuance of Common Stock.

6.   TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by instruments in form approved by the Board. Such instruments shall conform to the following terms and conditions:

     (a)   Option  price.   The option price  per  share of Common  Stock
     shall be the Fair Market Value of a share of Common Stock on the Date of Award.. "Fair Market Value" shall be the closing price of the Common Stock recorded on the American Stock Exchange on the Date of Award or, if the Common Stock is not traded on such date, on the last trading day prior thereto.

     (b) Term and exercise of options. Each option shall expire no later than the fifth anniversary of its Date of Grant and shall become exercisable on the date one year after the Date of Grant. The Board may waive any exercise conditions or accelerate the exercisability of the option at any time. After becoming exercisable, each option shall remain exercisable until its expiration or termination. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Board may provide in the option, which may include cash (including cash equivalents) or any other manner permitted by law as determined by the Committee or any combination of the foregoing.

     (c) Termination of Participant. If a Participant ceases, other than by reason of death or retirement, to be a director or officer of the Company, all options awarded to him and exercisable on the date of he ceases to be a director or officer shall terminate on the earlier of such options' expiration or three months after the day he ceases to be a director or officer or as otherwise determined by the Committee.
     Any option not exercisable on the date of such termination shall lapse and be thenceforth unexercisable.

     (d) Retirement of Participant. If a Participant retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

     (e) Death of Participant. If a Participant dies, his options may be exercised, to the extent of the number of shares with respect to which he could have exercised on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of such option's expiration or the first anniversary of the Participant's death. On the earlier of such dates, the option shall terminate.

     (f) Assignability. No option shall be assignable or transferable by the Participant except by will or by laws of descent and distribution, and during the lifetime of the Participant the option shall be exercisable only by him. At the request of a Participant, shares of Common Stock purchased on exercise of an option may be issued or transferred in the name of the Participant and another person jointly with the right of survivorship.

     (g) Other provisions. Instruments evidencing options may contain such other provisions, not inconsistent with the Plan, as the Board deems advisable, including a requirement that a Participant represent to the Company in writing, when an option is awarded, or when he receives shares on its exercise, that he is accepting such option, or receiving such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only. All certificates representing shares issued under the Plan may bear a legend deemed appropriate by the Committee to confirm an exemption from the registration requirements of the Securities Act of 1933.

7.   CAPITAL ADJUSTMENTS

In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by the Board to be appropriate, the Board shall, in such a manner as it may deem equitable in its sole discretion, substitute or adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares as to which awards may be granted to any individual in any fiscal year, (iii) the number and kind of shares subject to outstanding awards, and (iv) the exercise price of outstanding stock options; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may take such action as it in its discretion deems appropriate to (i) accelerate the time when stock options may be exercised,
(ii) cash out such stock options at or immediately prior to the date of such event, or (iii) provide for the assumption of outstanding stock options by surviving, successor or transferee corporations.

The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

8.  CHANGE OF CONTROL

Notwithstanding the provisions of Section 6(b) hereof, in the event of a Change in Control, as hereinafter defined, all options held by a Participant shall become exercisable on the date of the Change in Control.

"Change in Control" means an event in which:

     (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

     (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), shall be considered an Incumbent Director; or

     (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or
(ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

9.   TERM; AMENDMENT OF PLAN

The Board or the Committee may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any outstanding award without the Participant's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

10.  EFFECTIVE DATE

The Plan is in accordance with a Resolution of the Board duly adopted and approved by unanimous written consent on September 17, 1998 (the "Effective Date") and a Resolution of Stockholders on May 13, 1999 and amended by a Resolution of Stockholders on May 11, 2000.

11.  NEW YORK STATE LAW

The Terms of the Plan shall be governed by the laws  of the State of New
York.

COGNITRONICS CORPORATION
PROXY
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints B.J. Kelley, T.P. Murphy and D.H. Shepard as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side all the shares of Common Stock of Cognitronics Corporation held of record by the undersigned on March 31, 2000 at the Annual Meeting of Stockholders to be held at the offices of the Company at 3 Corporate Drive, Danbury, Connecticut, on May 11, 2000 at 10:00 a.m., and any adjournment thereof.

  This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION
IS MADE, THIS PROXY WILL VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

COGNITRONICS CORPORATION
P.O. BOX 11257
NEW YORK, NY 10203-0257

(Continued and to be signed on reverse side)

1. ELECTION OF DIRECTORS

   FOR all nominees listed below ___

   WITHHOLD AUTHORITY to vote for all nominees listed below ___

   EXCEPTIONS ___

Nominees: E.S. Davis, B.J. Kelley, J. Meehan, W.A. Merritt, T.P.
Murphy, D.H. Shepard and R.A. Strutt

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THAT
NOMINEE'S NAME ABOVE.)

2. TO APPROVE THE ADOPTION OF AN AMENDMENT TO THE COMPANY' CERTIFICATE OF INCORPORATION increasing the authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000.

   FOR ___      AGAINST ___      ABSTAIN ___

3. TO APPROVE THE COMPANY'S 1990 STOCK OPTION PLAN as amended, including an increase in the number of shares reserved for issuance thereunder by 250,000.

   FOR ___      AGAINST ___      ABSTAIN ___

4. TO APPROVE THE COMPANY'S RESTRICTED STOCK PLAN, as amended, including an increase in the number of shares reserved for issuance thereunder by 40,000.

   FOR ___      AGAINST ___      ABSTAIN ___

5. TO APPROVE THE COMPANY'S DIRECTORS' STOCK OPTION PLAN, as amended.

   FOR ___      AGAINST ___      ABSTAIN ___

6. TO APPROVE THE SELECTION OF ERNST & YOUNG LLP as independent auditors of the company.

   FOR ___      AGAINST ___      ABSTAIN ___

7. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting, including any adjournment thereof.


Change of Address and or Comments Mark Here ___


Please sign exactly as name appears at left. When shares are held by joint tenants, each should sign. When signing as attorney, or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________, 2000

______________________________________________
Signature

______________________________________________
Signature if held jointly

Votes must be indicated (X) in Black or Blue ink.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.